UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 27, 2012

FLATBUSH FEDERAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

  Federal                                                                         000-50377                                               11-3700733
(State or other jurisdiction                                                                (Commission File Number)                                                      (IRS Employer ID No.)
 of incorporation)

 2146 Nostrand Avenue, Brooklyn, New York                                                                                                      11210
(Address of principal executive offices)                                                                                                           (Zip Code)

Registrant’s telephone number, including area code  (718) 859-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Flatbush Federal Bancorp, Inc. announced that, effective September 5, 2012, Michelle Rizzotto, the Chief Lending Officer, will no longer serve as an executive officer or be employed with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLATBUSH FEDERAL BANCORP, INC.

By:  /s/ Jesus R. Adia
       Jesus R. Adia
       President and Chief Executive Officer

DATE:  August 31, 2012